ING VUL-DB

A FLEXIBLE PREMIUM ADJUSTABLE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

issued by

Security Life of Denver Insurance Company

and its

Security Life Separate Account L1

Supplement Dated December 2, 2010, to the Prospectus Dated October 8, 2010

This supplement updates certain information contained in your prospectus dated October 8, 2010. Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

IMPORTANT INFORMATION REGARDING THE
ING MARSICO INTERNATIONAL OPPORTUNITIES PORTFOLIO

Effective after the close of business on or about January 21, 2011, the ING Marsico International Opportunities Portfolio will be renamed ING T. Rowe Price International Stock Portfolio and T. Rowe Price Associates, Inc. will replace Marsico Capital Management, LLC as subadviser. Accordingly, effective on or about January 21, 2011, all references in the product prospectus to ING Marsico International Opportunities Portfolio are to be replaced with ING T. Rowe Price International Stock Portfolio and information about the ING Marsico International Opportunities Portfolio in Appendix B of the prospectus is to be deleted and replaced with the following:

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING T. Rowe Price International Stock Portfolio (Class I) (formerly ING Marsico International Opportunities Portfolio)	Investment Adviser: Directed Services LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.

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IMPORTANT INFORMATION REGARDING THE
ING OPPENHEIMER GLOBAL STRATEGIC INCOME PORTFOLIO

Effective after the close of business on or about January 21, 2011, the ING Oppenheimer Global Strategic Income Portfolio will be renamed ING Global Bond Portfolio and ING Investment Management Co. will replace OppenheimerFunds, Inc. as subadviser under an interim subadvisory agreement. Accordingly, effective on or about January 21, 2011, all references in the product prospectus to ING Oppenheimer Global Strategic Income Portfolio are to be replaced with ING Global Bond Portfolio and information about the ING Oppenheimer Global Strategic Income Portfolio in Appendix B of the prospectus is to be deleted and replaced with the following:

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Global Bond Portfolio (Class S) (formerly ING Oppenheimer Global Strategic Income Portfolio)	Investment Adviser: Directed Services LLC Subadviser: ING Investment Management Co.	Seeks to maximize total return through a combination of current income and capital appreciation.

IMPORTANT INFORMATION REGARDING THE
ING CLARION GLOBAL REAL ESTATE AND ING WELLS FARGO HEALTH CARE PORTFOLIOS

Effective immediately, each mutual fund’s classification has changed from non-diversified to diversified.

MORE INFORMATION IS AVAILABLE

More information about the mutual funds available through your policy, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

ING Customer Service Center

P.O. Box 5065

Minot, ND 58702-5065

1-877-253-5050

If you received a summary prospectus for any of the mutual funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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